SUPPLEMENT TO THE PROSPECTUSES,
SUMMARY PROSPECTUSES AND
STATEMENT OF ADDITIONAL INFORMATION
OF
WELLS FARGO U.S. EQUITY FUNDS
For the Wells Fargo Intrinsic Value Fund (the “Fund”)

At a meeting held February 20 - 21, 2019, the Board of Trustees of the Fund approved a name change for the Fund to “Wells Fargo Classic Value Fund”, effective April 1, 2019.

February 25, 2019	LCR029/P101SP